PROSPECTUS

February 28, 2018

Alpine Equity Trust

Alpine International Real Estate Equity Fund	Institutional Class	EGLRX
	Class A	EGALX
Alpine Realty Income & Growth Fund	Institutional Class	AIGYX
	Class A	AIAGX
Alpine Global Infrastructure Fund	Institutional Class	AIFRX
	Class A	AIAFX

Alpine Series Trust

Alpine Dynamic Dividend Fund	Institutional Class	ADVDX
	Class A	ADAVX
Alpine Rising Dividend Fund	Institutional Class	AADDX
	Class A	AAADX

Alpine Funds

c/o DST Asset Manager Solutions, Inc.

PO Box 8061

Boston, MA 02266

1-888-785-5578

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Alpine International Real Estate Equity Fund	3
Alpine Realty Income & Growth Fund	10
Alpine Global Infrastructure Fund	17
Alpine Dynamic Dividend Fund	24
Alpine Rising Dividend Fund	31
More on the Funds’ Investment Strategies, Investments and Risks	38
Portfolio Holdings Information	52
Management of the Funds	53
Investment Adviser	53
Portfolio Managers	54
Additional Information	56
How the Funds Value Their Shares	56
Fair Value Pricing	57
How to Buy Shares	57
Exchange Privilege	60
How to Redeem Shares	61
Redemption Fee	62
Additional Redemption Information	63
Short-Term Trading Practices	64
Shareholder Services	65
Automatic Investment Plan	65
Telephone Investment Plan	65
Systematic Cash Withdrawal Plan	66
Investments through Employee Benefit and Savings Plans	66
Tax Sheltered Retirement Plans	66
Householding	66
Internet Account Access and Trading	66
Distribution of Fund Shares	66
Distributor	66
Distribution and Shareholder Servicing Plan	66
Right of Accumulation	68
Letter of Intent	69
Additional Information	70
Dividends, Distributions and Taxes	71
Dividend Policy	71
Taxation of the Funds.	71
Taxation of Shareholders.	71
Financial Highlights	73
Notice of Privacy Policy	83
Additional Information	84
To Obtain More Information About the Funds	85

Alpine International Real Estate Equity Fund

Investment Objectives

Alpine International Real Estate Equity Fund (the “International Fund”) seeks long-term capital growth. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 66 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.35%	0.35%
Total Annual Fund Operating Expenses	1.60%	1.35%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,027	$1,373	$2,346
Institutional Class	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three countries (excluding the United States) which are (i) principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

The International Fund pursues a flexible strategy of investing in companies throughout the world. However, the International Fund gives particular consideration to investments in Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, China, India and Brazil. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Fund may invest in companies of any market capitalization. The Fund may borrow up to 10% of its total assets for investment purposes.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties or revenues of the companies. The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of beneficial ownership of the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

•	Foreign and Emerging Market Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund's shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•	Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund. In addition, recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for ordinary REIT dividends but, absent further legislation or regulations, does not permit a regulated investment company owning REIT shares to pass through such a deduction to its shareholders.

•	Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine International Real Estate Equity Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
63.76%	6/30/09	(42.33)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2017)
Alpine International Real Estate Equity Fund – Institutional Class	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	32.18%	2.27%	(2.91)%	5.08%	2/1/1989
Return After Taxes on Distributions	31.55%	1.58%	(3.50)%	4.55%
Return After Taxes on Distributions and Sale of Fund Shares(1)	18.23%	1.42%	(2.35)%	4.19%
Alpine International Real Estate Equity Fund – Class A	24.60%	0.85%	N/A	5.53%	12/30/2011
FTSE EPRA/NAREIT® Global ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	26.45%	5.62%	N/A	N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	1.94%	4.82%
Lipper International Real Estate Funds Average	23.34%	5.26%	1.66%	5.08%

(1)	Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Manager

Mr. Samuel Lieber, Chief Executive Officer of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Alpine Realty Income & Growth Fund

Investment Objectives

Alpine Realty Income & Growth Fund (the “Income & Growth Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 66 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.30%
Interest Expense	0.10%	0.10%
Total Annual Fund Operating Expenses	1.65%	1.40%
Fee Waivers and/or Expense Reimbursements(2)	0.30%	0.30%
Net Annual Fund Operating Expenses (3)	1.35%	1.10%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive the management fee of the Fund by 0.05% through February 28, 2019. The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.25% of the average net assets of the Class A shares and 1.00% of the average net assets of the Institutional Class shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of interest expense. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

(3)	Total annual fund operating expenses after waiving fees and/or reimbursing expenses have been restated to reflect current expense caps.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$680	$1,014	$1,371	$2,373
Institutional Class	$112	$414	$737	$1,654

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Income & Growth Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investments trusts (“REITs”), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

In addition to common stocks and REITs, securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants.

The Fund may invest up to 35% of its net assets in the securities of foreign issuers. The Fund may invest in companies of any market capitalization. The Fund may borrow up to 10% of its total assets for investment purposes.

In managing the assets of the Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. The Fund may also invest in debt securities which the Adviser believes offer attractive income streams, giving consideration to the creditworthiness of the issuer, maturity date and other factors, including industry sector and prevailing economic and market conditions. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade and non-investment grade debt securities, with up to 15% of its net assets in non-investment grade debt securities. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends or interest payments are well supported by the underlying assets and earnings of a company.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. The Adviser also emphasizes investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future.

The Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of beneficial ownership of the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Dividend Strategy Risk — There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•	Foreign Securities Risk — The Fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•	Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Non-Diversified Fund Risk — Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

•	Preferred Stock Risk — Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

•	Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund. In addition, recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for ordinary REIT dividends but, absent further legislation or regulations, does not permit a regulated investment company owning REIT shares to pass through such a deduction to its shareholders.

•	Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Realty Income & Growth Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
41.78%	9/30/09	(42.18)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2017)
Alpine Realty Income & Growth Fund – Institutional Class	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	8.50%	10.29%	7.09%	11.01%	12/29/1998
Return After Taxes on Distributions	6.51%	8.47%	5.27%	8.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	7.42%	4.81%	8.35%
Alpine Realty Income & Growth Fund – Class A	2.29%	8.78%	N/A	10.26%	12/30/2011
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	5.07%	9.34%	7.44%	10.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	6.19%
Lipper Real Estate Funds Average	6.02%	8.46%	6.79%	10.06%(1)

(1)	The Lipper Real Estate Funds Average reflects the annualized return from December 31, 1998 to December 31, 2017.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Manager

Mr. Robert W. Gadsden, Portfolio Manager of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since 1999.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Alpine Global Infrastructure Fund

Investment Objectives

Alpine Global Infrastructure Fund (the “Infrastructure Fund”) seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 66 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.32%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.58%	1.33%
Fee Waivers and/or Expense Reimbursements(2)	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.46%	1.21%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.45% of the average net assets of the Class A shares and 1.20% of the average net assets of the Institutional Class shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of interest expense. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,010	$1,352	$2,315
Institutional Class	$123	$410	$717	$1,591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer has (i) at least 50% of its assets consisting of infrastructure assets or (ii) 50% of its gross income or net profits attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges. The Fund may invest in companies of any market capitalization. Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 150% on an annual basis.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of beneficial ownership of the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

•	Foreign and Emerging Market Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Infrastructure-Related Investment Risk — Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. The Fund’s past performance benefitted significantly from IPOs and secondary offerings of certain issuers and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Global Infrastructure Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
20.62%	6/30/09	(18.62)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2017)
Alpine Global Infrastructure Fund – Institutional Class	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	25.22%	9.48%	14.01%	11/3/2008
Return After Taxes on Distributions	23.68%	7.89%	12.38%
Return After Taxes on Distributions and Sale of Fund Shares	14.78%	6.89%	11.05%
Alpine Global Infrastructure Fund – Class A	18.03%	7.97%	10.56%	12/30/2011
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	20.13%	9.21%	9.62%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.17%
Lipper Global Infrastructure Funds Average	17.40%	8.46%	10.51% (1)

(1)	The Lipper Global Infrastructure Funds Average reflects a return from November 6, 2008 to December 31, 2017.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Joshua Duitz, Portfolio Manager of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception. Mr. Gavin Tam, Portfolio Manager of the Adviser, has been associate portfolio manager of the Fund since February 2016.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Alpine Dynamic Dividend Fund

Investment Objectives

Alpine Dynamic Dividend Fund (the “Dividend Fund”) seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 66 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.29%
Interest Expense	0.04%	0.04%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.67%	1.42%
Fee Waivers and/or Expense Reimbursements	0.04%	0.04%
Total Annual Fund Operating Expenses(2)	1.63%	1.38%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.50% of the average net assets of the Class A shares and 1.25% of the average net assets of the Institutional Class shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of interest expense and acquired fund fees and expenses. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$707	$1,044	$1,404	$2,414
Institutional Class	$140	$445	$773	$1,698

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities’ historic valuations. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest in preferred stocks, real estate investment trusts (“REITs”), options and securities convertible into or exchangeable for common stocks, such as convertible debt. The Fund may invest in companies of any market capitalization.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, provided that no more than 25% of its net assets are invested in emerging markets. The Fund may borrow up to 10% of its total assets for investment purposes. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

Under normal circumstances, the Fund seeks high current dividend income, more than 50% of which qualifies for the reduced U.S. federal income tax rates for “qualified dividend income” created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and is defined in the Internal Revenue Code of 1986, as amended, as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.

In the event that the Adviser determines that a particular company’s dividends qualify for favorable U.S. federal tax treatment, the Adviser intends to invest in the equity securities of the company prior to the ex-dividend date (i.e., the date when shareholders no longer are eligible for dividends) and intends to hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced U.S. federal tax rates. During this period, the Fund will not hedge its risk of loss with respect to these securities.

In order to achieve its dividend, the Fund may participate in a number of dividend capture strategies. These strategies may include the Fund engaging in active and frequent trading which may result in higher turnover and associated transaction costs for the Fund. There is the potential for market loss on the shares that are held for a short period, although the Advisers seeks to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying companies, including companies that it believes are undervalued relative to the market and to the securities’ historic valuations. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow, and historical payment of dividends. The Fund’s investment strategies may result in a portfolio turnover rate in excess of 150% on an annual basis.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of beneficial ownership of the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Dividend Strategy Risk — There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

•	Foreign and Emerging Market Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•	Qualified Dividend Tax Risk — Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as another benchmark. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Dynamic Dividend Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
15.26%	12/31/10	(24.62)%	9/30/11

Average Annual Total Returns

(For the periods ending December 31, 2017)

Alpine Dynamic Dividend Fund – Institutional Class	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	23.35%	11.09%	1.09%	5.86%	9/22/2003
Return After Taxes on Distributions	21.24%	9.07%	(1.55)%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	14.04%	8.12%	0.19%	4.42%
Alpine Dynamic Dividend Fund – Class A	16.29%	9.56%	N/A	9.37%	12/30/2011
MSCI All Country World Index	23.97%	10.80%	4.65%	8.01%
Lipper Global Equity Income Funds Average	17.29%	8.65%	3.42%	6.60%(1)

(1)	The Lipper Global Equity Income Funds Average reflects a return from September 25, 2003 to December 31, 2017.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Joshua Duitz, Portfolio Manager of the Adviser, and Mr. Brian Hennessey, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since December 2012. Ms. Sarah Hunt, Portfolio Manager of the Adviser, has been associate portfolio manager of the Fund since February 2016.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Alpine Rising Dividend Fund

Investment Objectives

Alpine Rising Dividend Fund (the “Rising Dividend Fund”) seeks income. Long-term growth of capital is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary, in the section “Distribution of Fund Shares” on page 66 of the Fund’s Prospectus and in the section “Shareholder Accounts” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None(1)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.46%	1.21%

(1)	A contingent deferred sales change of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

(2)	The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.50% of the average net assets of the Class A shares and 1.25% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge (if sales charges were included your costs would be higher)

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$986	$1,304	$2,200
Institutional Class	$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Rising Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). Under normal circumstances, the Fund expects to invest in the equity securities of U.S. issuers, as well as in non-U.S. issuers.

The Fund combines three research driven investment strategies — dividend, growth and value — to generate sustainable distributed dividend income and to identify issuers globally with the history of or potential for increasing dividends and capital appreciation. The Fund seeks to invest in issuers with a history of or potential for increasing and/or accelerating dividends, dividends that increase over time and where the amount of such increases grows over time. In selecting issuers, the Adviser analyzes each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide dividends as well the sustainability of dividend growth. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level and in any sector or industry. In order to generate dividend income, the Fund may use a dividend capture strategy where it purchases shares prior to the record date for a dividend and sells them within a short time thereafter. This strategy may result in higher turnover and associated transaction costs for the Fund and may generate taxable short-term gains or losses. There is the potential for market loss on the shares that are purchased to capture a dividend, although Alpine seeks to use this strategy to generate additional income with limited adverse impact on the Fund’s total return.

The Fund invests in the equity securities of U.S. and foreign issuers, including those in emerging markets. The Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of its net assets at the time of investment. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Allocation of the Fund’s assets among countries is dependent on the economic outlook of those countries and the dividends available in their markets. The Adviser screens the U.S. and foreign issuers in which it considers investing using the same criteria, including accelerating dividends, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. The equity securities in which the Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The Fund may invest in companies of any market capitalization.

The Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Certain of the Fund’s investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of beneficial ownership of the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies. The following is an alphabetical list of the principal investment risks of investing in the Fund.

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•	Dividend Strategy Risk — There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

•	Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund's shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•	Foreign and Emerging Markets Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers of emerging market countries.

•	Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Liquidity Risk — Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares. The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as other benchmarks. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Rising Dividend Fund

Total Returns as of 12/31 Each Year

Institutional Class

Best and Worst Quarter Results

During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
14.26%	9/30/09	(15.77)%	9/30/11

Average Annual Total Returns

(For the periods ending December 31, 2017)

Alpine Rising Dividend Fund– Institutional Class	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	17.34%	12.77%	12.47%	11/5/2008
Return After Taxes on Distributions	15.30%	10.92%	10.88%
Return After Taxes on Distributions and Sale of Fund Shares	10.82%	9.64%	9.87%
Alpine Rising Dividend Fund – Class A	10.63%	11.22%	11.41%	12/30/2011
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	13.71%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	28.11%	19.99%	13.83%
Lipper Equity Income Funds Average	15.45%	12.31%	12.66%(1)

(1)	The Lipper Equity Income Funds Average reflects a return from November 6, 2008 to December 31, 2017.

The Fund’s annual total returns prior to September 9, 2015 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “Alpine Accelerating Dividend Fund.”

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Andrew Kohl, Portfolio Manager of the Adviser, and Mr. Mark T. Spellman, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since August 2010 and October 2015, respectively.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

More on the Funds’ Investment Strategies, Investments and Risks

This section provides additional information regarding the securities in which the Funds invest, the investment techniques each uses and the risks associated with each Fund’s investment program. A further discussion of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, is contained in the Funds’ Statement of Additional Information (the “SAI”).

Other Investments and Strategies

Borrowing and Short Sales — A Fund may borrow up to 10% of its total assets for investment purposes. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”). A Fund may also enter into short sales of securities. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets. However, short sales affected “against the box” to hedge against a decline in the value of a security owned by a Fund are not subject to this 10% limitation.

Equity-Linked Securities — A Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates of participation, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock.

Fixed Income Securities — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. A Fund may invest in both investment grade and non-investment grade debt securities. Each series of Alpine Equity Trust and Alpine Series Trust may invest up to 15% and 5% of its net assets in non-investment grade debt securities, respectively.

Foreign Securities

Unless otherwise set forth in the Funds’ Prospectus, an “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).

•	International Fund and Infrastructure Fund — A Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. A Fund’s investments in foreign securities may include the securities of issuers in emerging markets.

•	Income & Growth Fund — The Fund may invest up to 35% of its net assets in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

•	Dividend Fund — The Fund is not restricted as to the percentage of its assets that may be invested in non-U.S. issuers, but may only invest up to 25% of its net assets in securities of issuers located in “emerging markets.”

•	Rising Dividend Fund — The Fund is not restricted as to the percentage of assets that may be invested in a single country or in non-U.S. issuers, but may only invest up to 25% of its net assets in securities of issuers located in "emerging markets."

Illiquid Securities

•	Income & Growth Fund — The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

•	Infrastructure Fund, International Fund, Dividend Fund and Rising Dividend Fund — A Fund may invest up to 15% of its net assets in illiquid securities.

Initial Public Offerings and Secondary Offerings — A Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy described below) and secondary offerings. An initial public offering is a corporation’s first offering of common stock to the public. Secondary offerings are the issuance of new stock for public sale from a company that has already made its IPO.

It is the Adviser’s discretionary policy not to invest a Fund’s assets in IPOs, if, in aggregate, 25% or greater of such Fund’s shares are beneficially owned by the Adviser or the principals of the Adviser. The Adviser will not change this policy without obtaining the consent of the Trusts’ Board. So, from time to time, a Fund may or may not be restricted from investing in IPOs. As of the date of this Prospectus, this policy does not permit International Fund and Rising Dividend Fund to invest in IPOs. The Adviser’s discretionary policy is described in greater detail in the SAI.

Other Investment Companies — A Fund may invest in the securities of other investment companies, which may include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments.

Securities Lending — A Fund may not lend its portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

Temporary Defensive Positions

•	All Funds (except Dividend Fund) — A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, a Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, a Fund may not achieve its investment objective.

•	Dividend Fund — The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than 61 days and, as a result, shareholders may be unable to take advantage of the reduced U.S. federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

Other Investments — A Fund may use a variety of other investment instruments in pursuing their investment programs. The investments of the Fund may include: mortgage-backed securities and various derivative instruments, including, but not limited to, options on securities, stock index options, options on foreign currencies, forward foreign currency contracts, futures contracts and swaps.

Investment Risks

Concentration Risk — A Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. A Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Convertible Securities Risk — A Fund can invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk — Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Dividend Strategy Risk (Income & Growth Fund, Infrastructure Fund, Dividend Fund, and Rising Dividend Fund) — There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

A Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.

Energy Sector Risk — To the extent that a Fund’s investments are exposed to the energy sector, a Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies also may fluctuate widely in response to such events. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Equity-Linked Securities Risk — A Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to a Fund’s restrictions on investments in foreign securities. In addition, a Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Equity Securities Risk — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Extension Risk — When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to a rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

Fixed Income Securities Risk — The securities markets are volatile and the market prices of a Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

There is no limitation on the maturities of fixed income securities in which a Fund invests. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Foreign Currency Transactions Risk — A Fund may not fully benefit from or may lose money on foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate the fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign and Emerging Market Securities Risk — A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of a Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

A Fund may invest in the securities of issuers located, operating or owning significant assets in “emerging markets.” Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Foreign Custody Risk — Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Growth Stock Risk —Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Growth securities may also be more volatile than other investments because they often do not pay dividends.

Hedging Risk— A Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors and forward contracts, both for investment purposes and for risk management purposes. While a Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for a Fund than if it has not engaged in any such hedging transaction. Moreover, it should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties).

Infrastructure-Related Investment Risk (Infrastructure Fund) — Because the Infrastructure Fund concentrates its investments in infrastructure-related entities, the Infrastructure Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the level of government spending on infrastructure projects, and other factors. The stock prices of transportation companies may be affected by supply and demand for their specific product, government regulation, world events and economic conditions. The profitability of energy companies is related to worldwide energy prices, exploration, and production spending. Utilities companies face intense competition, which may have an adverse effect on their profit margins, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

Initial Public Offerings and Secondary Offerings Risk — A Fund may invest a portion of its assets in shares of IPOs (subject to the Adviser’s discretionary policy described below) or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

It is the Adviser’s discretionary policy not to invest a Fund’s assets in IPOs, if, in aggregate, 25% or greater of such Fund’s shares are beneficially owned by the Adviser or principals of the Adviser. So from time to time, a Fund may or may not be restricted from investing in IPOs. The Adviser’s discretionary policy is described in greater detail in the Funds’ SAI.

Interest Rate Risk — Interest rate risk is the risk of a change in the price of debt obligations when prevailing interest rates increase or decline. In general, if interest rates rise, the prices of debt obligations fall, and if interest rates fall, the prices of debt obligations rise. Changes in the values of debt obligations usually will not affect the amount of income a Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt obligations with longer maturities.

Issuer Risk — Issuer risk is the possibility that changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the obligation and in some cases a decrease in income. A Fund may experience a substantial or complete loss on an individual security.

Leverage Risk — Subject to certain limitations, a Fund may use leverage in connection with their investment activities and may affect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage. It can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing; however, if the securities decrease in value, a Fund will suffer a greater loss than would have resulted without the use of leverage. A Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk — Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, a Fund may suffer a loss. A Fund may experience heavy redemptions that could cause a Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause a Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors to keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.

Micro Capitalization Company Risk — A Fund may invest in the stocks of micro-cap companies with capitalizations under $100 million. Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small or medium capitalization. Micro capitalization companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Mortgage Backed and Asset Backed Securities Risk — Mortgage backed and asset backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing a Fund to have to reinvest the securities with a lower yield, resulting in a decline to a Fund’s income. Mortgage backed and asset backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain of these securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments. Because of prepayment and extension risk, Mortgage backed and asset backed securities react differently to changes in interest rates than other bonds. Small movements in the interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed and asset backed securities.

Non-Diversified Fund Risk (Income & Growth Fund) — The Income & Growth Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Funds may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make the Funds’ performance more volatile than would be the case if it had a more diversified investment portfolio.

Non-Investment Grade Securities (“Junk Bonds”) Risk — Although non-investment grade securities generally pay higher rates of interest than investment grade securities, non-investment grade securities are high risk investments that may cause income and principal losses for the Fund. The major risks of non-investment grade investments include:

•	Non-investment grade securities may be issued by less creditworthy issuers. Issuers of non-investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of non-investment grade securities, leaving few or no assets available to repay holders of non-investment grade securities.

•	Prices of non-investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of non-investment grade securities than on other higher rated fixed-income securities.

•	Issuers of non-investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	Non-investment grade securities frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems non-investment grade securities, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•	Non-investment grade securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the non-investment grade securities market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Operational Risk — Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Options and Futures Risk — Although options and futures transactions are intended to enable a Fund to manage market and interest rate risks, these investments can be highly volatile, and a Fund’s use of them could result in poorer investment performance. A Fund’s use of these investment devices for hedging purposes may not be successful. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When a Fund uses futures contracts and options as hedging devices, there is a risk that the prices of the securities subject to the futures contracts and options may not correlate perfectly with the prices of the securities in a Fund’s portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the expectations of the Adviser are correct, a hedge could be unsuccessful if changes in the value of a Fund’s portfolio securities does not correspond to changes in the value of its futures contracts. A Fund’s ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, a Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Other Investment Company Risk— A Fund may invest in the securities of other investment companies, which may include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The market value of the shares of other investment companies may differ from the net asset value of a Fund. The shares of closed-end investment companies frequently trade at a discount to their net asset value. As a shareholder in an investment company, a Fund would bear their pro rata portion of that entity’s expenses, including its investment advisory and administration fees. At the same time, a Fund would continue to pay their own management fee and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Portfolio Turnover Risk — A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Preferred Stock Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment or Call Risk — Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Qualified Dividend Tax Risk (Dividend Fund) — No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invest should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in their portfolios, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.

Real Estate Investment Trust (“REIT”) Risk — Investments in REITs will subject a Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their share of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.

Real Estate Securities Risks —The value of the shares of a Fund will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, a Fund’s investment performance may be adversely affected.

•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•	Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

•	REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company. See “REIT Risk” above.

•	Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Repurchase Agreements Risk — A repurchase agreement is an agreement by which a Fund purchases a security (usually U.S. Government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. A Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date. However, this risk is tempered by the ability of a Fund to sell the security in the open market in the case of a default. In such a case, a Fund may incur costs in disposing of the security which would increase the Fund’s expenses. The Adviser monitors the creditworthiness of the firms with which a Fund enters into repurchase agreements.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Rule 144A Securities Risk — A Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to a Fund’s limitation on the amount of illiquid securities it may purchase.

Securities Lending Risk — Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially. A Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Short Sales Risk — A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, a Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. A Fund would also incur increased transaction costs associated with selling securities short. In addition, if a Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with a Fund’s broker (not including the proceeds from the short sales). A Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, a Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Small and Medium Capitalization Company Risk — Many issuers in which a Fund may invest are small or medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause a Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

“Special Situations” Companies Risk (Rising Dividend Fund and Dividend Fund) — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Swaps Risk — Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

Tax Risk — Changes in tax laws or adverse determinations by the Internal Revenue Service may change the degree to which the income of the Fund is taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. A Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that a Fund will achieve its investment objective. Tax legislation known as the Tax Cuts and Jobs Act (the "Tax Act") significantly alters the U.S. Federal income tax scheme. The application of certain provisions of the Tax Act is uncertain, and legislative, regulatory or administrative changes could be enacted at any time, either prospectively or with retroactive effect, to implement or clarify the Tax Act.

Temporary Defensive Position Risk — The value of the investments held by a Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of a Fund's assets are used for cash management or defensive investing purposes, it will be more difficult for a Fund to achieve its investment objective.

Undervalued Stock Risk — A Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

U.S. Government Securities Risk — U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Valuation Risk — Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. If a warrant held by a Fund is not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued and Delayed Delivery Transactions Risk — A Fund may enter into transactions to purchase a security on a when-issued or delayed delivery basis in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transactions; if the other party fails to do so, the Fund may be disadvantaged. A Fund does not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of its investment objectives.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The Funds post their complete portfolio holdings at www.alpinefunds.com on a quarterly basis. The Funds intend to post their complete portfolio holdings 45 calendar days following the quarter-end. The Funds intend to make their top ten holdings available at www.alpinefunds.com on a monthly basis. The Funds intend to post this information 10 days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Management of the Funds

The management of the Funds is supervised by the Board of Trustees (the “Board” or the “Trustees”) of Alpine Equity Trust and Alpine Series Trust. Alpine Woods Capital Investors, LLC, located at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577-2540, serves as the investment adviser of each Fund (the “Adviser”).

Investment Adviser

The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately owned investment management firm that manages a family of open-end mutual funds (the “Alpine Funds”), three closed-end funds, three unregistered funds and offers individualized services for institutional clients. The Adviser began conducting business in March 1998 and together with its affiliated entities, had approximately $4.3 billion in assets under management as of December 31, 2017. The Adviser is a Delaware limited liability company organized on December 3, 1997. All membership interests in the Adviser are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner. He co-founded the Adviser in 1998 with his father, Stephen A. Lieber.

Under the general supervision of the Board of Trustees, the Adviser carries out the investment and reinvestment of the managed assets of the Funds, furnishes continuously an investment program with respect to the Funds, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser provides investment advice to the Funds and furnishes office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser compensates all Trustees and officers of the Funds who are members of the Adviser’s organization and who render investment services to the Funds, and also compensates all other Adviser personnel who provide research and investment services to the Funds.

In return for these services, facilities and payments, the Funds (except for Income & Growth Fund, Global Infrastructure Fund, Dividend Fund and Rising Dividend Fund) have each agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Funds. The Income & Growth Fund and Global Infrastructure Fund have each agreed to pay as compensation under the Investment Advisory Agreement a monthly fee computed at the annual rates of 1.00% of the average daily net assets of the Fund on the first $250 million of assets, 0.95% of the average daily net assets of the Fund on the next $500 million in assets, 0.90% of the average daily net assets of the Fund on the next $250 million in assets, and 0.80% of the average daily net assets of the Fund in excess of $1 billion. The Dividend Fund and Rising Dividend Fund have each agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Fund on the first $250 million in assets and 0.95% of the average daily net assets of the Fund in excess of $250 million.

Effective April 6, 2017, the Adviser has agreed contractually to waive the management fee of Income & Growth Fund by 0.05% through February 28, 2019.

The Adviser has agreed contractually to waive and/or reimburse expenses of Dividend Fund and Rising Dividend Fund (and for Income & Growth Fund through April 6, 2017) so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.50% of the average net assets of the Class A shares and 1.25% of the average net assets of the Institutional Class shares. These arrangements cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a Fund for any year to exceed the limits described above.

The Adviser has agreed contractually to waive and/or reimburse expenses of Global Infrastructure Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.45% of the average net assets of the Class A shares and 1.20% of the average net assets of the Institutional Class shares. These arrangements cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a Fund for any year to exceed the limits described above.

Effective April 6, 2017, the Adviser has agreed contractually to waive and/or reimburse expenses of Income & Growth Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.25% of the average net assets of the Class A shares and 1.00% of the average net assets of the Institutional Class shares. These arrangements cannot be terminated prior to February 28, 2019 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a Fund for any year to exceed the limits described above.

For the fiscal year ended October 31, 2017, the aggregate investment advisory fees, net of any applicable waivers, paid by each Fund to the Adviser as a percentage of the Fund’s average daily net assets is:

Fund	Advisory Fee (net of any applicable waivers)
International Fund	0.98%
Income & Growth Fund	0.81%
Infrastructure Fund	0.88%
Dividend Fund	0.96%
Rising Dividend Fund	1.00%

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements between the Adviser and Alpine Equity Trust and Alpine Series Trust, on behalf of each of the Funds is available in the Semi-Annual Report to shareholders for the period ending April 30, 2017.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with the three unregistered funds that it manages, the General Partner of the unregistered funds, which is an affiliate of the Adviser, is entitled to receive an incentive allocation to the extent that returns for any of those funds exceed a threshold return. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

Portfolio Managers

Portfolio Manager	International	Income & Growth	Infrastructure	Dividend	Rising Dividend
Samuel A. Lieber	**
Joshua Duitz			**	*
Robert Gadsden		**
Brian Hennessey				*
Sarah Hunt				A
Andrew Kohl					*
Mark T. Spellman					*
Gavin Tam			A

**	Portfolio Manager
*	Co-Portfolio Manager
A	Associate Portfolio Manager

Samuel A. Lieber

(International Fund)

Mr. Samuel Lieber founded the Adviser (formerly, Alpine Management & Research, LLC) with his father, Stephen A. Lieber, and is its Chief Executive Officer. He currently serves as portfolio manager of the International Fund and as co-portfolio manager of the Infrastructure Fund. He also currently serves as the co-portfolio manager for Alpine Global Premier Properties Fund, a closed-end fund for which the Adviser serves as investment adviser, and Alpine Woods Growth Values, L.P., Alpine Woods Global Growth Values, L.P., and Alpine Woods Global Value Financial Equities L.P., unregistered funds for which the Adviser serves as investment adviser. Mr. Lieber is the Chairman of the Board of Trustees and President of the Trusts. Mr. Lieber received his Bachelor’s degree (with high honors) from Wesleyan University and attended the New York University Graduate School of Business and New York University’s Real Estate Institute.

Stephen A. Lieber

Mr. Stephen A. Lieber is the Vice President of the Trusts. He currently serves as co-portfolio manager of Alpine Woods Growth Values, L.P. and Alpine Woods Global Growth Values, L.P., unregistered funds for which the Adviser serves as investment adviser.

Joshua Duitz

(Infrastructure Fund and Dividend Fund)

Mr. Joshua Duitz joined the Adviser in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities. He currently serves as portfolio manager of the Infrastructure Fund and Dividend Fund. He also serves as co-portfolio manager of Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund, closed-end funds for which the Adviser serves as investment adviser. Mr. Duitz is a Certified Public Accountant, who spent four years with Arthur Andersen, LLP in the Financial Markets Audit Division. Mr. Duitz earned his bachelor’s degree in Business Administration from Emory University and received his M.B.A. from the Wharton School of Business where he graduated with honors.

Robert W. Gadsden

(Income & Growth Fund)

Mr. Robert W. Gadsden is the portfolio manager of the Income & Growth Fund and serves as Senior Real Estate Analyst for the Adviser. Prior to joining the Adviser in 1999, Mr. Gadsden was a Vice President of the Prudential Realty Group. He earned his bachelor’s degree magna cum laude from Wesleyan University, an M.B.A. degree from the Wharton School of business and pursued graduate level architecture studies at the University of Pennsylvania.

Brian Hennessey

(Dividend Fund)

Mr. Brian Hennessey joined the Adviser in December 2008, bringing nine years of investment experience. He is a co-portfolio manager of the Dividend Fund and of Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund, closed-end funds for which the Adviser serves as investment adviser. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments. Mr. Hennessey earned a bachelor’s degree at Williams College, an M.B.A. from MIT Sloan School of Management, and is a Chartered Financial Analyst.

Sarah Hunt

(Dividend Fund)

Ms. Sarah Hunt joined the Adviser in 2007 after ten years at Capital Management Associates, Inc., where she was a Senior Vice President of Equity Research. She is currently an associate portfolio manager of the Dividend Fund. Ms. Hunt earned her bachelor’s degree from Wesleyan University, and an MBA degree from Fordham University.

Andrew Kohl

(Rising Dividend Fund)

Mr. Andrew Kohl joined the Adviser in September 2005 after working for two years at Wachovia Securities as an Equity Research Associate Analyst covering infrastructure software and data storage companies. Prior to that position he spent three years at Putnam Investments as a Senior Investment Associate on the Global Asset Allocation team. He currently serves as a co-portfolio manager of the Rising Dividend Fund. He also serves as co-portfolio manager of Alpine Woods Global Values Financial Equities, L.P., an unregistered fund for which the Adviser serves as investment adviser. Mr. Kohl earned a bachelor’s degree at Williams College, an M.B.A. from the MIT Sloan School of Management, and is a Chartered Financial Analyst.

Mark T. Spellman

(Rising Dividend Fund)

Mr. Mark T. Spellman joined the Adviser in February 2014, after 3 years at Value Line Funds, where he was a portfolio manager for the Value Line Income & Growth Fund and the Value Line Larger Companies Fund. He currently serves as co-portfolio manager of the Rising Dividend Fund. Prior to Value Line Funds, Mr. Spellman was the lead portfolio manager at Mackay Shields for its Mid Cap Value Equity product and a member of its Large Cap Value Equity team for 13 years. Prior to that, Mr. Spellman was employed by both Deutsche Morgan Grenfell and Prudential Equity Management in portfolio management and senior equity research roles. Mr. Spellman earned his bachelor’s degree in Computer Science and Finance from the School of Management at Boston College.

Gavin Tam

(Infrastructure Fund)

Mr. Gavin Tam joined Alpine in 2013. He is a global infrastructure research analyst. He is currently an associate portfolio manager of the Global Infrastructure Fund. Mr. Tam previously worked at a US utilities and infrastructure hedge fund as a research analyst specializing in US regulated utilities. Prior to that, he spent three years at Goldman Sachs covering energy credits. Mr. Tam earned his BS in commerce, with a major in finance from the University of Calgary in Canada.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Additional Information

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provides services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value (“NAV”), which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the exchange is open. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. You may buy, exchange or redeem shares at their NAV next determined after receipt of your request in good order, adjusted for any applicable sales charge. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. The NAV of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. All requests received in good order before 4:00 p.m. Eastern Time or the closing of the NYSE, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for requests made on behalf of certain eligible retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”)) will receive the next business day’s NAV.

In computing the Funds’ NAV, portfolio securities held by the Funds are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available or securities are not valued by a third party pricing service, securities are valued at fair value in accordance with fair value procedure adopted by the Board. A Fund will use an independent party pricing service or, if unavailable, fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities). The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

How to Buy Shares – Class A

You may purchase shares of the Fund through your financial intermediary on any day the NYSE is open. The minimum initial investment in the Fund’s Class A shares is $2,500. The minimum may be waived in certain situations. There is no minimum investment requirement for subsequent investments. The offering price of each share will be the next determined NAV plus the applicable sales charge. The applicable sales charge will be waived in certain situations. A detailed description of the situations in which the sales charge will be waived is set forth in the section titled, “Sales Charge.” You must have an arrangement with your financial intermediary to buy additional shares.

Certain intermediaries, including broker-dealers have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. Such brokers are authorized to designate other intermediates to receive purchase and redemption orders on each Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order. These intermediaries are required by contract and applicable law to ensure that orders are executed at the appropriate price after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

How to Buy Shares – Institutional Class

You may purchase shares of the Funds on any day the NYSE is open. The minimum initial investment for the Institutional Class in each Fund is $1,000,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the NAV per share next computed after the receipt of your purchase request in good order by the Transfer Agent or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds. All requests received in good order before 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:

•	Any shareholder as of the close of business January 3, 2012
•	Employees of the Adviser or its affiliates and their immediate family
•	Current and former Trustees of funds advised by the Adviser
•	The Adviser or its affiliates
•	Investors in employee retirement, stock, bonus, pension or profit sharing plans
•	Investment advisory clients of the Adviser or its affiliates
•	Investment advisers registered with the SEC (“Registered Investment Advisers”)
•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
•	Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with the Adviser or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

Purchases by Mail – Institutional Class

To make an initial purchase by mail:

•	Complete the application.

•	Mail the application, together with a check made payable to the Alpine Funds to:

By Mail:	By Overnight Delivery or Express Mail:

Alpine Funds	Alpine Funds
c/o DST Asset Manager Solutions, Inc.	c/o DST Asset Manager Solutions, Inc.
PO Box 8061	30 Dan Road
Boston, MA 02266-8061	Canton, MA 02021-2809

•	Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan association, or credit union. The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

•	Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

Purchases by Internet – Institutional Class

To open an account via the Internet with no forms to print or mail, go to www.alpinefunds.com.

Payment for shares purchased through the Funds’ website may be made only through an Automatic Clearing House (“ACH”) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at U.S. financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions initiated through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods. Minimum subsequent purchases through the website must be in amounts of $100 or more.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

Purchases by Wire – Institutional Class

If you are making your first investment in the Funds, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, the Transfer Agent will establish an account for you.

•	The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA No. 011000028

Credit:

DST Asset Manager Solutions, Inc.

Account No. 9905-837-2

Further Credit:

(name of Alpine Fund to be purchased)

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time or the closing of the NYSE, whichever is earlier, to be eligible for same day pricing. The Fund and State Street Bank and Trust Company are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By Wire – Institutional Class Only

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchases by Telephone – Institutional Class

To make additional investments by telephone, you must check the appropriate box on your application authorizing telephone purchases. If elected on your account application and your account has been open for at least 15 days, you may purchase shares in amounts of $100 or more by calling 1-888-785-5578. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. Your shares will be purchased at the NAV calculated on the day of your purchase order. For security reasons, requests by telephone will be recorded.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Alpine Funds, a Fund may redeem shares from your account in any of the Alpine Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Under certain circumstances, if no activity occurs within a time period specified by state law, your shares in a Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone, mail or via the Internet as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Alpine Fund. Once an exchange request has been placed by telephone, mail, or Internet, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a fund is subject to the minimum investment requirements of that fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a fund with a redemption fee to a fund that does not currently charge a redemption fee. If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange and not the original share purchase date.

The Alpine Funds each have different investment objectives and policies. You should review the objective and policies of the fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. The exchange privilege may be modified or discontinued at any time by the Alpine Funds upon sixty days’ notice.

Voluntary Conversion. Shareholders may be able to convert Class A shares to Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. Not all share classes are available through all financial intermediaries.

Exchanges by Telephone – Institutional Class

To exchange shares by telephone:

•	Call 1-888-785-5578 or your broker or financial intermediary.

•	Shares exchanged by telephone must have a value of $1,000 or more.

•	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV determined on the next business day.

•	During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail – Institutional Class

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no medallion signature guarantee is required).

•	For further information, call 1-888-785-5578 or your broker or financial intermediary.

Exchanges by Internet – Institutional Class

To exchange shares via the Internet:

•	During periods of unusual economic or market conditions, you may experience difficulty in effecting an internet exchange.

•	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV determined on the next business day.

•	For further information, call 1-888-785-5578 or visit the Funds’ website at www.alpinefunds.com.

How to Redeem Shares

Class A

You may redeem shares of the Fund through your financial intermediary on any day the NYSE is open. The price you will receive is the NAV per share next computed after your redemption request is received in proper form. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. The minimum account size for all Funds is currently $1,000.

Institutional Class

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the NAV per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail – Institutional Class

To redeem shares by mail:

•	Send a letter of instruction signed by all registered owners of the account to: Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266.

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578 or your broker or financial intermediary.

Redeeming Shares by Telephone – Institutional Class

To redeem shares by telephone:

•	Call 1-888-785-5578 between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000).

•	Provide the account name, as registered with the Fund, and the account number.

•	Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. Once a telephone transaction has been placed, it cannot be cancelled or modified. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•	During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Redemption Fee

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of each Fund’s shares held for less than 60 days. For example, a purchase with a trade date of January 4, 2017 will not be assessed a redemption fee if redeemed on or after March 3, 2017 or the following business day if this date were to fall on a weekend or holiday. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for 60 days, not including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on certain exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, profit sharing plans, and money purchase pension plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed on exchanges except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

The Funds may also waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the financial intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the financial intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

Additional Redemption Information

A redemption of shares is a taxable transaction for federal income tax purposes. The Funds may pay redemption proceeds by distributing securities held by the Fund, but only in the unlikely event that the Board of Trustees of the Trusts determines that payment of the proceeds in cash would adversely affect other shareholders of the Funds. Although the Funds reserve the right to pay the redemption amount in-kind through the distribution of portfolio securities, the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder. A Fund may also close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

Shareholders who have an individual retirement account (“IRA”) or certain other retirement plans must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The Funds reserve the right to:

•	suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law, under extraordinary circumstances, or as permitted by the SEC in order to protect remaining shareholders;

•	close your account in the Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed.

Medallion Signature Guarantees are required:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address request was received by the Transfer Agent within the last 15 days; and

•	For all redemptions in excess of $50,000 from any shareholder account

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a medallion signature guarantee in other cases based on the facts and circumstances relative to the particular situation.

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The Funds and/or the Transfer Agent reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The Funds may change the signature guarantee requirements from time to time without prior notice to shareholders.

Short-Term Trading Practices

The Board of Trustees has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the Adviser to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the application.

Automatic Investment Plan

You may make regular monthly investments automatically in amounts of not less than $100 per month through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the plan, your financial institution must be a member of the ACH network. The Funds may modify or terminate this privilege at any time. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan

You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment, by calling 1-888-785-5578. If elected on your application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern Time), or the closing of the NYSE, whichever is earlier, shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan

If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans

Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser or the Funds may provide compensation to organizations providing administrative and record keeping services to those plans

Tax Sheltered Retirement Plans

Eligible investors may open a pension or profit-sharing account in a Fund under the following prototype retirement plans: (1) IRAs and Rollover IRAs and (2) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding

The Funds will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund Shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-785-5578 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Internet Account Access and Trading

This option allows you to access your account information online as well as execute transactions on your account. To choose this option, complete the appropriate section of your application. For Internet transactions, only bank accounts held at U.S. institutions which are ACH members may be used. Your shares will be purchased or redeemed at the next net asset value determined after receipt of your order.

Log on to the Funds’ website at www.alpinefunds.com to access your account and to create your PIN.

Distribution of Fund Shares

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Funds (the “Distributor”). The Distributor is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing Plan – Class A

The Trusts, on behalf of Class A shares of the Funds, have adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act, to provide certain distribution and shareholder-servicing activities for the Funds and its shareholders. A Fund’s Class A shares may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder-servicing activities. Rule 12b-1 fees finance distribution activities that promote the sale of the Fund’s shares. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Shareholder services may include among other things, assisting investors in processing their purchase, exchange, or redemption request, or processing dividend and distribution payments. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charge – Class A

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify for waiver as described below. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below.

Amount Invested	% of Offering Price	% of Net Amount Invested	Dealer Concession
Less than $25,000	5.50%	5.82%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and over	None*	None*	1.00%*

*	A contingent deferred sales charge of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Sales Charge Reduction or Waiver – Class A

There are several ways you can combine multiple purchases of Class A shares to reduce or eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $25,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to reduce or eliminate the sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A shares are waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or the Distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or the Distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or the Distributor

•	An agent or broker of a dealer that has entered into a selling agreement with the Distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in certain employee retirement, stock, bonus, pension or profit sharing plans. Whether a sales charge waiver is available for an employee retirement, stock, bonus, pension or profit sharing plan depends upon the policies and procedures of your financial intermediary. Please contact your financial intermediary for more information.

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•	Financial intermediaries that have entered into contractual agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage service platforms

The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers, as discussed below. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or reductions. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge waivers and reductions that may be available to you through your financial intermediary.

These waivers may be discontinued at any time without notice.

Information about sales charges, reductions and waivers is also available on the Funds' website. To visit the website go to www.alpinefunds.com, and click on “Funds” at the top of the page, then in the dropdown menu click on “Fund Family Snapshot” and click on the disclosure labeled “Click here to download Alpine funds sales charge and breakpoint information.”

Contingent Deferred Sales Charges (“CDSC”) – Class A

There is no initial sales charge on Class A purchases of $1,000,000 or more, but a CDSC may apply. You will pay a CDSC of 1.00% when you redeem within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

That CDSC will be calculated on the lesser of the net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

You do not pay a CDSC on shares reinvested from dividends or capital gain distributions paid by a Fund.

The CDSC may be waived for redemptions by shareholders investing through self-directed brokerage service platforms.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A or Institutional Class shares of the Fund, based on the current offer price, with other qualifying shares that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares or Institutional Class shares, including any applicable sales charge, for purposes of determining whether or which level of sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares or Institutional Class shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Letter of Intent

If you plan to make an aggregate investment of $25,000 or more over a 13-month period, you may take advantage of breakpoints in sales charges for aggregate purchases of Class A shares by entering into a non-binding letter of intent. The initial investment must meet the minimum initial investment requirement. Generally, purchases of Class A shares of the Fund that are purchased during the 13-month period by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account are eligible for inclusion under the letter of intent. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. During the term of the letter of intent, the Fund will hold shares in an escrow account for payment of the higher sales load if the breakpoint amount is not purchased within 13 months. If you do not purchase the breakpoint amount of Class A shares within the 13-month period, the Fund will redeem the applicable sales charge on the Class A shares from the shares held in escrow. When a shareholder elects to participate in a letter of intent, the Class A shares purchased within a ninety day period prior to that election will be included in satisfying the aggregate investment requirement. The letter of intent may be amended or terminated at any time.

You may cancel a letter of intent by notifying your financial intermediary in writing. Complete liquidation of purchases made under a letter of intent prior to meeting the breakpoint investment amount, moreover, will result in the cancellation of the letter.

In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge. If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.

Intermediary-Defined Sales Charge Waiver Policies

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch's platform

•	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Alpine fund family)

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Trustees of each Trust, and employees of the Adviser or its affiliates, as described in the Prospectus

•	Shares purchased from the proceeds of redemptions within the Alpine fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as reinstatement privilege)

CDSC WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•	Death or disability of the shareholder

•	Shares sold as part of a Systematic Cash Withdrawal Plan as described in the Prospectus

•	Return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to fee based account or platform

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

•	Breakpoints as described in the Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Alpine fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Alpine fund family assets not held at Merrill Lynch may be included in the right of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Alpine fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Reinstatement Privilege

The reinstatement privilege permits shareholders to purchase shares without a sales charge within 120 days of redeeming shares of an equal or greater amount.

Additional Information

Revenue Sharing, Networking and Sub-Transfer Agency Fees

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in a Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing arrangements are separately negotiated.

The payments are made by the Adviser out of its profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a Fund, the Adviser benefits from the increase in fund assets as a result of the fees the Adviser receives from the Fund.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the distribution and shareholder servicing plan (where applicable), also benefit the Adviser and other service providers to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for services such as networking, sub-transfer agency, administrative, recordkeeping and shareholder services. Administrative fees may be paid to a financial intermediary that undertakes, for example, shareholder communications on behalf of a Fund. Recordkeeping services may include maintenance of shareholder accounts by a financial intermediary. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of a Fund’s shareholders serviced by such financial intermediaries, or (2) the number of a Fund’s shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Adviser may pay a portion of the fees for these services at its own expense and out of its own profits.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Funds. Each Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares. Each Fund’s dividends and distributions will be taxed as ordinary income or capital gains, unless you are a tax exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such arrangements. Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Qualified dividend income and other capital gain distributions are taxable at long-term capital gain rates (a maximum of 15% or 20% for individuals, depending on whether their income exceeds certain thresholds, which are adjusted annually for inflation), regardless of how long you have held your shares in the Funds. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. A Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Taxable distributions and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” includes, among other things, interest, dividends and gross income and net capital gains derived from passive activities and trading securities.

Further, a 30% withholding tax is currently imposed on dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A Fund will report to the Internal Revenue Service the amount of sale proceeds that a shareholder receives from selling Fund shares. If a shareholder acquired shares on or after January 1, 2012 (or in some cases on or after January 1, 2011) and subsequently sells them, a Fund must also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale (i.e., short-term or long-term). Generally speaking, a shareholder’s basis is the purchase price of the shares, adjusted by certain fees, distributions and other transactions. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account when the shares were at different prices), that Fund will generally report the basis of the shares held the longest by the shareholder in that account unless the shareholder specifically identifies which shares were sold. A Fund may also use the “average basis” method, in which it reports the basis as an average of the shareholder’s total basis of Fund shares in any given account. A shareholder may elect to use this method as well, even if a Fund chooses a different default method. A shareholder who wishes to make such an election or who wishes to specifically identify shares that will be sold must do so in writing.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for Institutional Class shares and Class A shares for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions.

The information for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report on each Fund’s financial statements is included in the Funds’ Annual Reports. The information for the fiscal years or periods ended prior to November 1, 2014 were audited by another independent registered public accounting firm. The Funds’ financial statements are included in the Funds’ Annual Reports, which are available free of charge, on the Funds' website.

Financial Highlights

(For a share outstanding throughout each year)

	International Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$19.46	$21.92	$23.84	$23.87	$22.23
Income from investment operations:
Net investment income (loss)	0.20	0.17	1.48	(0.09)	(0.35)
Net realized and unrealized gain (loss)	3.36	(1.16)	(3.40)	0.11	2.09
Total from investment operations	3.56	(0.99)	(1.92)	0.02	1.74
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.03)	(1.47)	—	(0.05)	(0.10)
Total distributions	(0.03)	(1.47)	—	(0.05)	(0.10)
Net asset value per share, end of year	$22.99	$19.46	$21.92	$23.84	$23.87
Total return	18.36%	(4.70)%	(8.05)%	0.08%	7.83%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$117,484	$107,744	$129,048	$169,226	$206,580
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.37%	1.37%	1.43%	1.60%	1.48%
After waivers and/or expense reimbursements (c)	1.35%	1.34%	1.43%	1.60%	1.48%
Ratio of net investment income (loss) to average net assets	0.94%	0.75%	6.46%	0.23%	(0.32)%
Portfolio turnover (d)	60%	33%	28%	23%	19%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.37%, 1.37%, 1.41%, 1.57% and 1.44% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.34%, 1.41%, 1.57% and 1.44% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	International Fund
	Years Ended October 31,
	2017	2016	2015†	2014†		2013†
Class A:
Net asset value per share, beginning of year	$19.33	$21.79	$23.75	$23.81		$22.19
Income from investment operations:
Net investment income (loss)	0.02	0.08	1.34	(0.00	)(a)	(0.12)
Net realized and unrealized gain (loss)	3.47	(1.12)	(3.30)	(0.06)		1.79
Total from investment operations	3.49	(1.04)	(1.96)	(0.06)		1.67
Redemption fees	0.00 (a)	0.00 (a)	—	0.00	(a)	0.00 (a)
Less distributions:
Net investment income	—	(1.42)	—	—		(0.05)
Total distributions	—	(1.42)	—	—		(0.05)
Net asset value per share, end of year	$22.82	$19.33	$21.79	$23.75		$23.81
Total return (b)	18.05%	(4.99)%	(8.25)%	(0.25)%		7.53%
Ratios/Supplemental Data
Net Assets at end of year (000)	$176	$125	$132	$146		$146
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.62%	1.60%	1.68%	1.85%		1.73%
After waivers and/or expense reimbursements (d)	1.61%	1.57%	1.68%	1.85%		1.73%
Ratio of net investment income (loss) to average net assets	0.75%	0.54%	6.00%	—%		(0.46)%
Portfolio turnover (e)	60%	33%	28%	23%		19%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.62%, 1.60%, 1.66%,1.82% and 1.69% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.61%, 1.57%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Income & Growth Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$22.11	$22.00	$21.29	$18.17	$17.37
Income from investment operations:
Net investment income	0.20	0.49	0.44	0.52	0.54
Net realized and unrealized gain	1.88	0.64	1.02	3.35	1.01
Total from investment operations	2.08	1.13	1.46	3.87	1.55
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.75)	(0.56)	(0.48)	(0.50)	(0.65)
Net realized gains	(0.47)	(0.46)	(0.27)	(0.25)	(0.10)
Total distributions	(1.22)	(1.02)	(0.75)	(0.75)	(0.75)
Net asset value per share, end of year	$22.97	$22.11	$22.00	$21.29	$18.17
Total return	9.65%	5.15%	6.98%	21.90%	9.02%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$107,042	$107,916	$112,927	$112,984	$98,798
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.40%	1.36%	1.35%	1.47%	1.50%
After waivers and/or expense reimbursements (c)	1.21%	1.35%	1.35%	1.42%	1.43%
Ratio of net investment income to average net assets	0.92%	2.28%	2.00%	2.71%	2.99%
Portfolio turnover (d)	7%	15%	32%	32%	33%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30%, 1.30%, 1.31%, 1.40% and 1.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.11%, 1.29%, 1.31%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Income & Growth Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$22.09	$21.97	$21.26	$18.16	$17.35
Income from investment operations:
Net investment income	(0.41)	0.45	0.33	0.46	0.59
Net realized and unrealized gain	2.42	0.63	1.08	3.34	0.93
Total from investment operations	2.02	1.08	1.41	3.80	1.52
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.70)	(0.50)	(0.43)	(0.45)	(0.61)
Net realized gains	(0.47)	(0.46)	(0.27)	(0.25)	(0.10)
Total distributions	(1.17)	(0.96)	(0.70)	(0.70)	(0.71)
Net asset value per share, end of year	$22.93	$22.09	$21.97	$21.26	$18.16
Total return (b)	9.37%	4.90%	6.72%	21.51%	8.85%
Ratios/Supplemental Data
Net Assets at end of year (000)	$1,565	$2,807	$2,886	$2,441	$1,168
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.65%	1.59%	1.60%	1.72%	1.75%
After waivers and/or expense reimbursements (d)	1.46%	1.58%	1.60%	1.67%	1.67%
Ratio of net investment income to average net assets	0.66%	2.07%	1.72%	2.42%	3.00%
Portfolio turnover (e)	7%	15%	32%	32%	33%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55%, 1.53%, 1.56%,1.65% and 1.67% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.36%, 1.52%, 1.56%, 1.60% and 1.59% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Global Infrastructure Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$17.58	$17.66	$20.14	$19.24	$15.93
Income from investment operations:
Net investment income	0.70	0.81	0.71	0.60	0.71
Net realized and unrealized gain (loss)	3.16	(0.13)	(2.25)	1.36	3.25
Total from investment operations	3.86	0.68	(1.54)	1.96	3.96
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Less distributions:
Net investment income	(0.76)	(0.76)	(0.71)	(0.71)	(0.66)
Net realized gains	—	—	(0.19)	(0.35)	—
Tax return of capital	—	—	(0.04)	—	—
Total distributions	(0.76)	(0.76)	(0.94)	(1.06)	(0.66)
Net asset value per share, end of year	$20.68	$17.58	$17.66	$20.14	$19.24
Total return	22.39%	4.01%	(7.90)%	10.52%	25.35%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$115,567	$134,220	$207,034	$185,904	$125,277
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.33%	1.29%	1.28%	1.21%	1.24%
After waivers and/or expense reimbursements (c)	1.21%	1.21%	1.26%	1.21%	1.24%
Ratio of net investment income to average net assets	3.56%	4.56%	3.60%	3.14%	4.18%
Portfolio turnover (d)	77%	58%	116%	109%	147%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.32%, 1.28%, 1.27%, 1.21% and 1.24% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.20%, 1.20%, 1.25%, 1.21% and 1.24% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Global Infrastructure Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$17.55	$17.63	$20.11	$19.22	$15.92
Income from investment operations:
Net investment income	0.66	0.76	0.61	0.57	0.69
Net realized and unrealized gain (loss)	3.15	(0.12)	(2.21)	1.34	3.22
Total from investment operations	3.81	0.64	(1.60)	1.91	3.91
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Less distributions:
Net investment income	(0.71)	(0.72)	(0.63)	(0.67)	(0.62)
Net realized gains	—	—	(0.21)	(0.35)	—
Tax return of capital	—	—	(0.04)	—	—
Total distributions	(0.71)	(0.72)	(0.88)	(1.02)	(0.62)
Net asset value per share, end of year	$20.65	$17.55	$17.63	$20.11	$19.22
Total return (b)	22.13%	3.75%	(8.15)%	10.22%	25.04%
Ratios/Supplemental Data
Net Assets at end of year (000)	$20,132	$16,105	$21,822	$27,200	$19,941
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.58%	1.54%	1.52%	1.46%	1.49%
After waivers and/or expense reimbursements (d)	1.46%	1.46%	1.50%	1.46%	1.49%
Ratio of net investment income to average net assets	3.48%	4.34%	3.47%	2.92%	3.67%
Portfolio turnover (e)	77%	58%	116%	109%	147%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.57%, 1.53%, 1.52%,1.46% and 1.49% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.45%, 1.45%, 1.50%, 1.46% and 1.49% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Dynamic Dividend Fund
	Years Ended October 31,
	2017	2016	2015†		2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$3.49	$3.73	$3.83		$3.77	$3.49
Income from investment operations:
Net investment income	0.22	0.21	0.25		0.21	0.22
Net realized and unrealized gain (loss)	0.57	(0.21)	(0.11)		0.09	0.34
Total from investment operations	0.79	0.00	0.14		0.30	0.56
Redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.23)	(0.22)	(0.24)		(0.24)	(0.28)
Net realized gains	—	—	(0.00	)(a)	—	—
Tax return of capital	(0.01)	(0.02)	—		—	—
Total distributions	(0.24)	(0.24)	(0.24)		(0.24)	(0.28)
Net asset value per share, end of year	$4.04	$3.49	$3.73		$3.83	$3.77
Total return	23.22%	0.18%	3.59%		8.09%	17.02%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$160,696	$151,200	$182,039		$210,436	$247,276
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.33%	1.31%	1.27%		1.44%	1.43%
After waivers and/or expense reimbursements (c)	1.29%	1.30%	1.27%		1.38%	1.38%
Ratio of net investment income to average net assets	5.95%	6.13%	6.28%		5.30%	5.78%
Portfolio turnover (d)	82%	88%	111%		81%	197%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.29%, 1.30%, 1.24%, 1.41% and 1.40% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25%, 1.29%, 1.24%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Dynamic Dividend Fund
	Years Ended October 31,
	2017	2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of year	$3.49	$3.73	$3.83		$3.77	$3.49
Income from investment operations:
Net investment income	0.22	0.18	0.24		0.17	0.23
Net realized and unrealized gain (loss)	0.56	(0.19)	(0.11)		0.12	0.33
Total from investment operations	0.78	(0.01)	0.13		0.29	0.56
Redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.22)	(0.21)	(0.23)		(0.23)	(0.28)
Net realized gains	—	—	(0.00	)(a)	—	—
Tax return of capital	(0.01)	(0.02)	—		—	—
Total distributions	(0.23)	(0.23)	(0.23)		(0.23)	(0.28)
Net asset value per share, end of year	$4.04	$3.49	$3.73		$3.83	$3.77
Total return (b)	22.92%	(0.06)%	3.34%		7.83%	16.73%
Ratios/Supplemental Data
Net Assets at end of year (000)	$3,379	$3,865	$4,010		$4,219	$2,479
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.58%	1.56%	1.52%		1.69%	1.68%
After waivers and/or expense reimbursements (d)	1.54%	1.55%	1.52%		1.63%	1.63%
Ratio of net investment income to average net assets	6.14%	5.02%	5.95%		4.51%	5.38%
Portfolio turnover (e)	82%	88%	111%		81%	197%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.53%, 1.55%, 1.49%,1.66% and 1.65% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.50%, 1.54%, 1.49%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Rising Dividend Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$14.70	$15.05	$15.88	$15.19	$12.88
Income from investment operations:
Net investment income	0.57	0.63	0.38	0.49	0.51
Net realized and unrealized gain (loss)	2.45	(0.35)	(0.02)	1.29	2.65
Total from investment operations	3.02	0.28	0.36	1.78	3.16
Redemption fees	0.00 (a)	0.00 (a)	—	0.01	0.03
Less distributions:
Net investment income	(0.56)	(0.53)	(0.50)	(0.51)	(0.64)
Net realized gains	—	(0.10)	(0.69)	(0.59)	(0.24)
Total distributions	(0.56)	(0.63)	(1.19)	(1.10)	(0.88)
Net asset value per share, end of year	$17.16	$14.70	$15.05	$15.88	$15.19
Total return	20.75%	1.86%	2.16%	12.25%	25.94%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$98,672	$84,271	$90,126	$4,486	$3,418
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.19%	1.18%	1.93%	2.25%	3.43%
After waivers and/or expense reimbursements (c)	1.19%	1.18%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	3.59%	4.24%	2.14%	3.33%	3.94%
Portfolio turnover (d)	69%	93%	97%	78%	86%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.19%, 1.18%, 1.93%, 2.25% and 3.43% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.19%, 1.18%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Rising Dividend Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$14.70	$15.05	$15.88	$15.18	$12.88
Income from investment operations:
Net investment income	0.55	0.68	0.43	0.38	0.63
Net realized and unrealized gain (loss)	2.43	(0.44)	(0.10)	1.37	2.48
Total from investment operations	2.98	0.24	0.33	1.75	3.11
Redemption fees	0.00 (a)	0.00 (a)	—	0.01	0.04
Less distributions:
From Net investment income	(0.52)	(0.49)	(0.47)	(0.47)	(0.61)
From Net realized gains	—	(0.10)	(0.69)	(0.59)	(0.24)
Total distributions	(0.52)	(0.59)	(1.16)	(1.06)	(0.85)
Net asset value per share, end of year	$17.16	$14.70	$15.05	$15.88	$15.18
Total return (b)	20.50%	1.59%	1.93%	12.04%	25.55%
Ratios/Supplemental Data
Net Assets at end of year (000)	$1,342	$1,270	$2,358	$865	$917
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.44%	1.41%	2.18%	2.50%	3.68%
After waivers and/or expense reimbursements (d)	1.44%	1.41%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	3.37%	4.46%	2.65%	2.41%	3.72%
Portfolio turnover (e)	69%	93%	97%	78%	86%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.44%, 1.41%, 2.18%, 2.50% and 3.68% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.44%, 1.41%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Additional Information

No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Funds’ SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its Distributor. This Prospectus and the Funds’ SAI do not constitute offerings by a Fund or by the Distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT ADVISER

ALPINE WOODS CAPITAL INVESTORS, LLC

2500 Westchester Avenue, Suite 215

Purchase, NY 10577-2540

CUSTODIAN, ADMINISTRATOR & FUND ACCOUNTANT

STATE STREET BANK AND TRUST COMPANY

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

DST ASSET MANAGER SOLUTIONS, INC.

2000 Crown Colony Drive

Quincy, MA 02169

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP

5 Times Square

New York, NY 10036

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC

615 East Michigan Street

Milwaukee, WI 53202

FUND COUNSEL

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

To Obtain More Information About the Funds

For more information about the Funds, the following documents are available free upon request:

Shareholder reports — Additional information about a Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

Statement of Additional Information — The SAI provides more detailed information about the Funds and is incorporated by reference into (is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Funds, c/o DST Asset Manager Solutions, Inc., PO Box 8061, Boston, MA 02266

By Website — www.alpinefunds.com

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, NE, Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.

Alpine Equity Trust - Investment Company Act File Number 811-05684.

Alpine Series Trust - Investment Company Act File Number 811-10405.